UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D. C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d)

of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): April 1, 2022

M&T BANK CORPORATION

(Exact name of registrant as specified in its charter)

New York

(State or other jurisdiction of incorporation)

1-9861	16-0968385
(Commission File Number)	(I.R.S. Employer Identification No.)

One M&T Plaza, Buffalo, New York	14203
(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code: (716) 635-4000

(NOT APPLICABLE)

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of Each Class	Trading Symbols	Name of Each Exchange on Which Registered
Common Stock, $.50 par value	MTB	New York Stock Exchange
Perpetual Fixed-to-Floating Rate Non-Cumulative Preferred Stock, Series H	MTBPrH	New York Stock Exchange

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§ 230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§ 240.12b-2 of this chapter).

Emerging growth company  ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.  ☐

Item 2.01.	Completion of Acquisition or Disposition of Assets.

Effective April 1, 2022, M&T Bank Corporation (“M&T”) completed its previously announced acquisition of People’s United Financial, Inc. (“People’s United”) pursuant to the Agreement and Plan of Merger, dated February 21, 2021, by and among M&T, Bridge Merger Corp., a direct, wholly owned subsidiary of M&T (“Merger Sub”), and People’s United (as amended, the “Merger Agreement”). At the closing, Merger Sub merged with and into People’s United, with People’s United as the surviving entity (the “Merger”).

Following the Merger, People’s United merged with and into M&T, with M&T as the surviving entity (the “Holdco Merger”).

Following the Holdco Merger, People’s United Bank, National Association, a national banking association and a wholly owned subsidiary of People’s United (“People’s United Bank”), merged with and into Manufacturers and Traders Trust Company, a New York state chartered bank and a wholly owned subsidiary of M&T (“M&T Bank”), with M&T Bank as the surviving bank (the “Bank Merger”).

Merger Consideration

Upon the terms and subject to the conditions set forth in the Merger Agreement, at the effective time of the Merger (the “Effective Time”), each share of common stock, par value $0.01 per share, of People’s United outstanding immediately prior to the Effective Time (“People’s United Common Stock”), including each People’s United Restricted Share (as defined below) held by a non-employee director of the People’s United Board of Directors (each, a “Director Restricted Share”), except for certain shares held by People’s United or M&T, was converted into the right to receive 0.118 of a share of common stock (the “Exchange Ratio”), par value $0.50 per share, of M&T (“M&T Common Stock”). Holders of People’s United Common Stock will receive cash in lieu of fractional shares.

In addition, at the Effective Time, each outstanding share of Fixed-to-Floating Rate Non-Cumulative Perpetual Preferred Stock, Series A, par value $0.01 per share, of People’s United (“People’s United Preferred Stock”), was converted into the right to receive a share of the Perpetual Fixed-to-Floating Rate Non-Cumulative Preferred Stock, Series H, par value $1.00 per share, of M&T (the “New M&T Preferred Stock”). The shares of the New M&T Preferred Stock are listed on the New York Stock Exchange under the symbol “MTBPrH”.

Treatment of People’s United Equity Awards

Pursuant to the terms of the Merger Agreement, at the Effective Time, each outstanding restricted share award (a “People’s United Restricted Share”) under People’s United stock plans (the “People’s United Stock Plans”), other than any Director Restricted Shares, ceased to represent a restricted share of People’s United Common Stock and was converted into a number of restricted shares of M&T Common Stock (each, an “M&T Restricted Share”) equal to the Exchange Ratio (rounded up or down to the nearest whole number, with 0.5 rounding up).

Also pursuant to the terms of the Merger Agreement, at the Effective Time, each outstanding performance share unit (a “People’s United Performance Share”) under the People’s United Stock Plans ceased to represent a performance share unit denominated in shares of People’s United Common Stock and was converted into a restricted share unit denominated in shares of M&T Common Stock (an “M&T Stock-Based RSU”). The number of shares of M&T Common Stock subject to each such M&T Stock-Based RSU was equal to the product (rounded up or down to the nearest whole number, with 0.5 rounding up) of (1) the number of shares of People’s United Common Stock subject to such People’s United Performance Share immediately prior to the Effective Time (including any applicable dividend equivalents) based on the higher of target performance and actual performance through the Effective Time multiplied by (2) the Exchange Ratio.

Further pursuant to the terms of the Merger Agreement, at the Effective Time, each outstanding option to purchase shares of People’s United Common Stock (a “People’s United Option”) under the People’s United Stock Plans ceased to represent an option to purchase shares of People’s United Common Stock and was converted into an option to purchase a number of shares of M&T Common Stock (an “M&T Option,” and together with the M&T Restricted Shares and M&T Stock-Based RSUs, the “M&T Converted Equity Awards”) equal to the product

(rounded down to the nearest whole number) of (1) the number of shares of People’s United Common Stock subject to such People’s United Option immediately prior to the Effective Time and (2) the Exchange Ratio, at an exercise price per share (rounded up to the nearest whole cent) equal to (a) the exercise price per share of People’s United Common Stock of such People’s United Option immediately prior to the Effective Time divided by (b) the Exchange Ratio consistent with the requirements of Section 409A of the Internal Revenue Code of 1986, as amended (the “Code”) and Section 424(a) of the Code, as applicable.

Except as specifically provided in the Merger Agreement, at and following the Effective Time, each M&T Converted Equity Award continues to be governed by the same terms and conditions as were applicable to such award immediately prior to the Effective Time.

The foregoing description of the Merger and the Merger Agreement does not purport to be complete and is qualified in its entirety by reference to the full text of the Merger Agreement and Amendment No. 1 thereto, which are filed as Exhibits 2.1 and 2.2 to this Current Report on Form 8-K (this “Current Report”) and are incorporated herein by reference.

Item 2.03	Creation of a Direct Financial Obligation or an Obligation under an Off-Balance Sheet Arrangement of Registrant

In connection with the Merger, the Holdco Merger, and the Bank Merger, at the Effective Time, M&T assumed People’s United’s obligations with respect to: (i) $75 million in aggregate principal amount of 5.75% subordinated notes due 2024 (the “5.75% 2024 Notes”) assumed by People’s United, as successor in interest by merger to United Financial Bancorp, Inc., on November 1, 2019; and (ii) $500 million in aggregate principal amount of 3.65% senior notes due 2022 (the “3.65% 2022 Notes”) issued by People’s United on December 6, 2012, in each case, as required by the indentures with respect to the 5.75% 2024 Notes and the 3.65% 2022 Notes, respectively.

In connection with the Merger, the Holdco Merger, and the Bank Merger, on the Effective Time, M&T Bank also assumed People’s United Bank’s obligations with respect to $400 million in aggregate principal amount of 4.00% subordinated notes due 2024 (the “4.00% 2024 Notes”) issued by People’s United Bank on June 26, 2014 (the 5.75% 2024 Notes, 3.65% 2022 Notes, and 4.00% 2024 Notes, collectively, the “Notes”).

The indentures and agreements pursuant to which the Notes were issued or assumed have not been filed herewith pursuant to Item 601(b)(4)(v) of Regulation S-K under the Securities Act. The Company agrees to furnish a copy of such indentures and agreements to the Commission upon request.

Item 3.03.	Material Modifications to Rights of Security Holders.

On April 1, 2022, in connection with the consummation of the Merger, M&T filed two certificates of amendment with the New York Department of State for the purpose of amending its charter to (i) effect an increase in the number of authorized shares of M&T Common Stock from 251,000,000 to 270,000,000 and (ii) fix the designations, preferences, limitations and relative rights of the New M&T Preferred Stock.

The description of the New M&T Preferred Stock under the section of the joint proxy statement/prospectus filed by M&T with the Securities and Exchange Commission (the “Commission”) on April 23, 2021 (the “Joint Proxy Statement/Prospectus”) entitled “DESCRIPTION OF NEW M&T PREFERRED STOCK” is incorporated herein by reference.

The foregoing description of the certificates of amendment and the terms of the New M&T Preferred Stock does not purport to be complete and is qualified in its entirety by reference to the full text of the certificates of amendment, which are filed as Exhibits 3.1 and 3.2 to this Current Report and are incorporated by reference herein.

Item 5.02.	Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

Election of Directors

At the Effective Time, as agreed to by M&T and People’s United in accordance with the Merger Agreement, the Board of Directors of M&T (the “Board”) elected to the Board John P. Barnes, the Chief Executive Officer and Chairman of the Board of People’s United immediately prior to Effective Time, Kirk W. Walters, the Senior Executive Vice President, Corporate Development and Strategic Planning and a director of People’s United immediately prior to the Effective Time, Jane Chwick and William F. Cruger, Jr., each a director of People’s United immediately prior to the Effective Time (each four individuals, a “New Director”). Each New Director was also elected as a director of M&T Bank.

Other than the Merger Agreement and the Restrictive Covenant Agreements (defined below), there are no arrangements between the New Directors and any other person pursuant to which the New Directors were selected as directors. As non-employee directors, each New Director will participate in M&T’s director compensation program as described under “Director Compensation” in M&T’s 2022 Proxy Statement filed with the Commission on March 16, 2022.

Restrictive Covenant Agreements

In connection with the Merger Agreement, each of John P. Barnes and Kirk W. Walters (each, an “Executive”) also entered into Non-Competition and Non-Solicitation Agreements (each such agreement, a “Restrictive Covenant Agreement”) with People’s United, which became effective upon the closing of the Merger and for the benefit of M&T, the surviving entity of the Holdco Merger. Each Restrictive Covenant Agreement includes: (i) a covenant by the Executive not to compete with People’s United, M&T or their respective subsidiaries for the three-year period following the closing of the Merger (the “Restricted Period”); (ii) an extension of the existing non-solicitation restrictions applicable to the Executives such that they apply during the duration of the Restricted Period; and (iii) an expansion of the existing non-solicitation covenant such that it will include restrictions on solicitation of customers and employees of M&T and its subsidiaries during the Restricted Period. In consideration of the foregoing covenants, People’s United has paid Messrs. Barnes and Walters a lump-sum payment equal to $18 million and $6 million, respectively, on April 1, 2022. The Restrictive Covenant Agreements contain a claw-back provision providing that People’s United or M&T, as the People’s United’s successor, may, in its sole discretion, require the Executive to repay the after-tax amount of such payment in the event of any breach of the foregoing covenants.

The foregoing description of the Restrictive Covenants Agreements does not purport to be complete and is qualified in its entirety by reference to the full text of the Restrictive Covenants Agreements, which are filed as Exhibits 10.1 and 10.2 to this Current Report and are incorporated herein by reference.

Item 5.03.	Amendments to Articles of Incorporation or Bylaws; Change in Fiscal Year.

Information set forth under Item 3.03 of this Current Report is incorporated herein by reference.

Item 8.01.	Other Events.

On April 2, 2022, M&T issued a press release announcing the completion of the Merger. A copy of the press release is filed as Exhibit 99.1 to this Current Report and is incorporated herein by reference.

On April 4, 2022, M&T will file with the Commission a prospectus supplement to the base prospectus contained in its effective shelf registration statement (File No. 333-259888) relating to shares of common stock that may be offered pursuant to equity awards held by certain former People’s United employees. This Current Report is being filed to present certain exhibits that will be incorporated by reference into the prospectus and registration statement.

Item 9.01.	Financial Statements and Exhibits.

(a)	Financial statements of businesses acquired.

The financial statements of People’s United required by Item 9.01(a) of Form 8-K will be filed by amendment to this Current Report within 71 calendar days of the date on which this report is required to be filed.

(b)	Pro forma financial information.

The pro forma financial information required by Item 9.01(b) of Form 8-K will be filed by amendment to this Current Report within 71 calendar days of the date on which this report is required to be filed.

(d)	Exhibits

The following exhibits are filed as part of this Current Report:

Exhibit No.	Description of Filed Exhibit

2.1	Agreement and Plan of Merger, dated February 21, 2021, by and among M&T Bank Corporation, Bridge Merger Corp., a direct, wholly owned subsidiary of M&T Bank Corporation, and People’s United Financial, Inc. (incorporated by reference to Exhibit 2.1 of the Current Report on Form 8-K of M&T Bank Corporation filed on February 25, 2021)

2.2	Amendment No. 1 to the Agreement and Plan of Merger, dated February 17, 2022, by and among M&T Bank Corporation, Bridge Merger Corp., a direct, wholly owned subsidiary of M&T Bank Corporation, and People’s United Financial, Inc. (incorporated by reference to Exhibit 2.1 of the Current Report on Form 8-K of M&T Bank Corporation filed on February 18, 2022)

3.1	Certificate of Amendment to the Restated Certificate of Incorporation of M&T Bank Corporation with Respect to Authorized Capital Stock and Authorized Preferred Stock, dated April 1, 2022

3.2	Certificate of Amendment to the Restated Certificate of Incorporation of M&T Bank Corporation with Respect to the Perpetual Fixed-to-Floating Rate Non-Cumulative Preferred Stock, Series H, dated April 1, 2022

5.1	Opinion of Laura P. O’Hara, Esq.

10.1	Non-Competition and Non-Solicitation Agreement, dated as of February 21, 2021, by and between John P. Barnes and People’s United Financial, Inc.

10.2	Non-Competition and Non-Solicitation Agreement, dated as of February 21, 2021, by and between Kirk W. Walters and People’s United Financial, Inc.

23.1	Consent of Laura P. O’Hara, Esq. (included in Exhibit 5.1 hereto)

99.1	Press Release, dated April 2, 2022

104	Cover Page Interactive Data File (embedded within the Inline XBRL document)

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

M&T BANK CORPORATION

By:	/s/ Darren J. King
Name:	Darren J. King
Title:	Senior Executive Vice President and Chief Financial Officer

Date: April 4, 2022